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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO METRO-GOLDWYN-MAYER INC:

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 4, 2002 included in Metro-Goldwyn-Mayer Inc.'s Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this registration statement.




ARTHUR ANDERSEN LLP


Los Angeles, California
May 13, 2002

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